                                                                   Exhibit 10.27


                               WILLIAM LYON HOMES

                  OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN

                        EFFECTIVE AS OF FEBRUARY 11, 2002



                               TABLE OF CONTENTS
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
ARTICLE 1      DEFINITIONS.................................................................1

        1.1.   Accrued Benefit.............................................................1

        1.2.   Beneficiary.................................................................1

        1.3.   Calendar Year...............................................................1

        1.4.   Change in Control ..........................................................1

        1.5.   Code........................................................................3

        1.6.   Compensation................................................................3

        1.7.   Deferral Account............................................................3

        1.8.   Effective Date..............................................................3

        1.9.   Election of Deferral........................................................3

        1.10.  Outside Director............................................................3

        1.11.  Participant.................................................................3

        1.12.  Participant Annual Deferral.................................................3

        1.13.  Plan........................................................................3

        1.14.  Plan Administrator..........................................................3

        1.15.  Plan Year...................................................................3

        1.16.  Valuation Date..............................................................3

ARTICLE 2      ELIGIBILITY AND PARTICIPATION...............................................4

        2.1.   Eligibility.................................................................4

        2.2.   Participation...............................................................4

ARTICLE 3      CONTRIBUTIONS AND CREDITS...................................................4

ARTICLE 4      DEFERRAL ACCOUNTS AND ALLOCATION OF FUNDS...................................5

        4.1.   Deferral Account Allocations................................................5

        4.2.   Investment Election and Declared Rates......................................5


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
        4.3.   Determination of Accounts...................................................6

ARTICLE 5      ENTITLEMENT TO BENEFITS.....................................................6

        5.1.   Vesting of Benefits.........................................................6

        5.2.   Termination of Service as a Director........................................6

        5.3.   Fixed Payment Date Benefit..................................................6

        5.4.   Death Benefits..............................................................7

        5.5.   Hardship Distribution.......................................................7

        5.6.   Withdrawal Election.........................................................7

        5.7.   Adverse Action on Participant or Plan.......................................8

ARTICLE 6      RIGHTS ARE LIMITED..........................................................8

        6.1.   Benefits Payable Only From General Corporate Assets: Unsecured General
               Creditor Status of Participant..............................................8

        6.2.   No Right to Board Membership................................................8

        6.3.   Benefits Not Transferable...................................................9

        6.4.   No Trust Created............................................................9

ARTICLE 7      BENEFICIARIES...............................................................9

        7.1.   Beneficiary Designation.....................................................9

        7.2.   Spouse's Interest...........................................................9

        7.3.   Facility of Payment.........................................................9

ARTICLE 8      PLAN ADMINISTRATION........................................................10

        8.1.   Responsibility of Administration of the Plan...............................10

        8.2.   Arbitration................................................................10

        8.3.   Notice.....................................................................12

ARTICLE 9      AMENDMENT OR TERMINATION...................................................13

ARTICLE 10     THE TRUST..................................................................13



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
        10.1.  Establishment of Trust.....................................................13

        10.2.  Interrelationship of the Plan and the Trust................................13

        10.3.  Contribution to the Trust..................................................13

ARTICLE 11     MISCELLANEOUS..............................................................13

        11.1.  Governing Law..............................................................13

        11.2.  Withholding................................................................13

EXHIBIT A......Participant Enrollment and Election Form

EXHIBIT B      Deemed Investment Elections..................................................

EXHIBIT C      Designation of Beneficiary...................................................


                               WILLIAM LYON HOMES
                  OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN

        THIS PLAN is adopted as of the 11th day of February, 2002, by William Lyon Homes, a Delaware corporation (the "Corporation"), as follows:

                                    RECITALS

        WHEREAS, the Corporation wishes to establish the William Lyon Homes Outside Directors Deferred Compensation Plan (the "Plan") to provide additional retirement benefits and income tax deferral opportunities for directors of the Corporation who are not officers or employees of the Corporation; and

        WHEREAS, the Corporation intends that the Plan shall at all times be administered and interpreted in such a manner as to constitute an unfunded nonqualified deferred compensation plan for directors of the Corporation who are not officers or employees of the Corporation;

        NOW, THEREFORE, the Corporation hereby adopts the following Outside Directors Deferred Compensation Plan.

                                    ARTICLE 1

                                   DEFINITIONS

        DEFINITION OF TERMS. Certain words and phrases are defined when first used in later sections of this plan. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings.

1.1. ACCRUED BENEFIT. The sum of all amounts deferred hereunder by or on behalf of a Participant, including any earnings, gains, losses, and changes in value credited to the Participant or his or her Beneficiaries pursuant to this Plan, which shall be reflected in the Deferral Account.

1.2. BENEFICIARY. The Beneficiary designated by a Participant under Article 7, or, if the Participant has not designated a Beneficiary under Article 7, the person or persons entitled to receive distributions of benefits under Section 5.4.

1.3.    CALENDAR YEAR.  January 1 to December 31.

1.4.    CHANGE IN CONTROL shall mean the occurrence of any of the following:

            (i) Any "Person" or "Group", as such terms are defined in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder, excluding any Excluded Stockholder, who is or becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation, or of any entity resulting from a merger or consolidation involving the Corporation, representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Corporation or such entity.

            (ii) The individuals who, as of the time immediately following the election of directors at the Corporation's 2001 Annual Meeting of Stockholders, are members of the Board (the "Existing Directors"), cease, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Corporation as determined in the manner prescribed in the Corporation's Certificate of Incorporation and Bylaws; provided, however, that if the election, or nomination for election, by the Corporation's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

            (iii) The consummation of (x) a merger, consolidation or
                  reorganization to which the Corporation is a party, whether or not the Corporation is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Corporation, in one transaction or a series of related transactions, to any Person other than the Corporation, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in this subparagraph (iii) (singly or collectively, a "Transaction") does not otherwise result in a "Change in Control" pursuant to subparagraph (i) of this definition of "Change in Control"; provided, however, that no such Transaction shall constitute a "Change in Control" under this subparagraph (iii) if the Persons who were the stockholders of the Corporation immediately before the consummation of such Transaction are the Beneficial Owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause
                  (x) above in this subparagraph (iii) or the Person to whom the assets of the Corporation are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph
                  (iii), in substantially the same proportions in which such

                  Beneficial Owners held voting stock in the Corporation immediately before such Transaction.

        For purposes of the foregoing definition, the term "Excluded Stockholder" means General William Lyon, his spouse, children or grandchildren, or any trust for the benefit of such persons, or any corporation or other entity, the majority of whose beneficial interests are owned or controlled by any of such persons or trusts.

1.5.    CODE. The Internal Revenue Code of 1986, as amended from time to time.

1.6. COMPENSATION. The director's fees payable to a Participant for service as an Outside Director.

1.7. DEFERRAL ACCOUNT. Book entries maintained by the Corporation reflecting the Participant's Accrued Benefit, provided, however, that the existence of such book entries and the Deferral Account shall not create, and shall not be deemed to create, a trust of any kind, or a fiduciary relationship between the Corporation and the Participant or his or her Beneficiaries.

1.8.    EFFECTIVE DATE.  February 11, 2002.

1.9. ELECTION OF DEFERRAL. A written notice filed by the Participant with the Human Resources Department of the Corporation in substantially the form attached hereto as Exhibit A, the Participant Enrollment and Election Form, specifying the amount (if any) of Compensation to be deferred.

1.10. OUTSIDE DIRECTOR. A member of the Board of Directors of the Corporation who is not currently an officer or employee of the Corporation or of any of its affiliates or subsidiaries.

1.11.   PARTICIPANT.  An Outside Director.

1.12. PARTICIPANT ANNUAL DEFERRAL. The portion of a Participant's Compensation, which he or she elects to defer for the Calendar Year in question.

1.13. PLAN. This Plan, together with any and all amendments or supplements thereto.

1.14. PLAN ADMINISTRATOR. The Board of Directors of the Corporation, without the participation of any Outside Director, except as provided in Section 8.1(c).

1.15. PLAN YEAR. The Calendar Year, except that the first Plan Year shall be the short year beginning February 11, 2002 and ending December 31, 2002.

1.16. VALUATION DATE. The last day of each quarter during the Plan Year, or such other dates as the Plan Administrator may establish in its discretion.

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.1.    ELIGIBILITY.

        (a) Each Outside Director shall become a Participant on the first day on which such Outside Director becomes an Outside Director.

        (b) Once an Outside Director becomes a Participant, he or she shall remain a Participant until he or she ceases to be an Outside Director, and thereafter until all benefits to which he or she (or his or her Beneficiaries) is entitled under the Plan have been paid.

2.2.    PARTICIPATION.

        (a) The Participant may elect a Participant Annual Deferral hereunder by filing an Election of Deferral. The initial Election of Deferral must be filed on or before February 19, 2002 and shall be effective for Compensation which would otherwise be payable thereafter in 2002.

        (b) Each Election of Deferral shall be effective only for Compensation which would otherwise be paid in the Calendar Year to which the Election of Deferral applies, and shall be irrevocable during such Calendar Year. Any subsequent Election of Deferral, to be effective, must be filed at least 10 days prior to the beginning of the Calendar Year for which deferral is sought. Any person who becomes an Outside Director during the Plan Year may elect to participate and commence deferrals by filing an Election of Deferral within 30 days following the date on which he became an Outside Director.

                                    ARTICLE 3

                            CONTRIBUTIONS AND CREDITS

        Commencing on the Effective Date, and continuing through the date on which the Participant ceases to be an Outside Director, each Participant shall be entitled to elect to defer into his or her Deferral Account, by filing with the Plan Administrator an Election of Deferral prior to the beginning of the Plan Year, a portion of the Compensation that the Participant would be entitled to receive from the Corporation during the Plan Year. In the Election of Deferral, the Participant shall specify the amount to be deferred, which such specification may be expressed as a percentage of the Compensation or as a fixed dollar amount. A Participant may elect to defer up to one hundred percent (100%) of the Compensation which would otherwise be payable to him during a Plan Year. If a Participant validly elects to defer less than all of his Compensation for a Plan Year, his deferrals shall be withdrawn from the Compensation that would otherwise be payable to him in such Plan Year as ratably as possible.

                                    ARTICLE 4

                    DEFERRAL ACCOUNTS AND ALLOCATION OF FUNDS

4.1.    DEFERRAL ACCOUNT ALLOCATIONS.

        (a) Compensation which is deferred under the Plan shall be deemed to be added to the Deferral Account on the first day of the following month in which the Compensation would otherwise have been paid.

        (b) All amounts paid from a Deferral Account shall be deemed to be paid on the first day of the month.

        (c)    Based on the Investment Elections of a Participant made under
               Section 4.2, the Participant's Deferral Account shall be credited with investment earnings, gains, losses or changes in value effective at the end of each calendar quarter during the Plan Year, except as otherwise provided in this Plan.

        (d) The Plan Administrator may, at any time, change the timing or methods for crediting or debiting earnings, gains, losses, and changes in value of investment options, deferrals of Compensation, and payments of benefits and withdrawals under this Plan; provided, however, that the times and methods for crediting or debiting such items in effect at any particular time shall be uniform among all Participants and Beneficiaries.

4.2.    INVESTMENT ELECTION AND DECLARED RATES.

        (a) Investment Elections may be made from any of the various investment alternatives selected by the Participant from among those made available by the Corporation from time to time, which are outlined in Exhibit B.

        (b) A Participant (or, in the event of the Participant's death, the Participant's Beneficiary) shall make Investment Elections for the Participant's Deferral Account by filing a form substantially in the form of Exhibit B (or another form acceptable to the Plan Administrator) with the Plan Administrator. A Participant may elect to have his or her Deferral Account deemed to be invested in up to ten (10) investment alternatives, provided, however, that such investment alternative must be applied to at least ten percent (10%) of the total balance in his or her Deferral Account and must be in a whole percentage amount. Investment Elections shall remain in effect until changed and may be changed once during each calendar quarter, with such change to be effective on the first day of the succeeding calendar quarter.

        (c) At the end of each calendar quarter (or such shorter period as the Plan Administrator may determine), the Corporation shall compute the total return for the quarter (or such shorter period) as to each Participant's Investment Elections and reduce such returns for that quarter's (or shorter period's) money management fees, mortality charges, cost of insurance and investment expenses associated specifically with each investment alternative. The total return for each investment alternative shall be that investment alternative's total return for that quarter (or shorter period) reduced for expenses as described above.

        (d) From time to time, and at its sole discretion, the Corporation may change the investment alternatives which it makes available to the Participant. However, notwithstanding the provisions of this Section 4.2, the Corporation may invest contributions in investments other than the investments selected by such Participant but the Participant's return will solely be based on the results of his or her Investment Election reduced for expenses as described in Section 4.2(c) above. Nothing in this Plan shall require the Corporation actually to acquire or hold any particular investment.

4.3. DETERMINATION OF ACCOUNTS. A Participant's Accrued Benefit and Deferral Account balance as of each Valuation Date shall consist of the balance of deferrals of Compensation and investment earnings, gains, losses, and changes in value in his or her Deferral Account determined in accordance with this Section 4.

                                   ARTICLE 5

                             ENTITLEMENT TO BENEFITS

5.1. VESTING OF BENEFITS. A Participant's Accrued Benefit shall be fully vested and nonforfeitable at all times.

5.2. TERMINATION OF SERVICE AS A DIRECTOR. In the event of the Participant's termination of service on the Board of Directors of the Corporation, the Corporation shall pay to the Participant the value of the Participant's Accrued Benefit, unless the Participant has validly elected a later fixed payment date under Section 5.3. Such benefit shall be payable in a lump sum on or about the first day of the third month following the date on of the Participant's termination of service on the Board of Directors of the Corporation.

5.3.    FIXED PAYMENT DATE BENEFIT.

        (a) A Participant may select a fixed payment date for the payment or commencement of payment of his or her Accrued Benefit. Payments made under this election will be payable in one lump sum within seven (7) days after the fixed payment date. A Participant may extend a fixed payment date by written notice to the Plan Administrator, provided that the Participant gives such written notice at least one (1) year before the fixed payment date before such extension. Such fixed payment dates may not be accelerated.

        (b)    Any fixed payment date elected by a Participant as provided under
               Section 5.3(a) above may be before or after the Participant's termination of service on the Board of Directors of the Corporation, but must be no earlier than the January 1 of the third calendar year after the calendar year in which the election is made or in which the Participant gives a written notice of extension.

5.4. DEATH BENEFITS. In the event of the Participant's death while serving on the Board of Directors of the Corporation, or before a validly-elected fixed payment date that would be later than the termination of the Participant's service on the Board of Directors of the Corporation, and before payment of benefits under this Plan, the Corporation shall pay a survivor benefit in an amount based on the Participant's Accrued Benefit at the date of death. The death benefit payable under this Section 5.4 shall be distributed to the Participant's Beneficiary in a lump sum on or about the first day of the third month following the Participant's date of death and based on the last Beneficiary designation received by the Corporation from the Participant prior to his or her death. If no such designation has been received by the Corporation, such payment shall be made to the Participant's surviving legal spouse. If the Participant is not survived by a legal spouse, the said payment shall be made to the then living children of the Participant, if any, in equal shares. If there are no surviving children, the balance of the Accrued Benefit shall be paid to the estate of the Participant.

5.5.    HARDSHIP DISTRIBUTION.

        (a) HARDSHIP WITHDRAWAL. In the event that the Plan Administrator, upon written request of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Corporation shall pay to the Participant, as soon as practicable following such determination, an amount necessary to meet the emergency (the "Hardship Withdrawal"), but not exceeding the balance of such Participant's Deferral Account as of the date of such payment. For purposes of this Section 5.5(a), an "unforeseeable financial emergency" shall mean an event that the Plan Administrator determines to give rise to an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal or other such unforeseeable occurrence. Amounts of Hardship Withdrawal may not exceed the amount the Plan Administrator reasonably determines to be necessary to meet such emergency needs (including taxes incurred by reason of a taxable distribution).

        (b) RULES ADOPTED BY PLAN ADMINISTRATOR. The Plan Administrator shall have the authority to adopt additional rules relating to hardship distributions. In administering these rules, the Plan Administrator shall act in accordance with the principle that the primary purpose of this Plan is to provide additional retirement income, not additional funds for current consumption.

        (c) LIMIT ON NUMBER OF HARDSHIP DISTRIBUTIONS. No participant may receive more than one hardship distribution in any Calendar Year.

        (d) PROHIBITION OF FURTHER DEFERRALS. A Participant who receives a hardship distribution, and who is still a member of the Board of Directors of the Corporation, shall be prohibited from making deferrals under section 3.1 for the remainder of the Calendar Year in which the distribution is made.

5.6. WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all of his or her vested Accrued Benefit, calculated as if such Participant were receiving a

        Termination Benefit, less a ten percent (10%) withdrawal penalty (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals of that balance shall be allowed. The Participant shall make this election by giving the Plan Administrator advance written notice of the election in a form determined from time to time by the Plan Administrator. The penalty shall be equal to ten percent (10%) of the Participant's Accrued Benefit determined immediately prior to the date of his or her election. Once the Withdrawal Amount is paid, the Participant shall be suspended permanently from further participation in the Plan.

5.7. ADVERSE ACTION ON PARTICIPANT OR PLAN. Notwithstanding any other provision hereof, in the event there is a determination by the Internal Revenue Service, or in the event of a final determination by a court or competent jurisdiction, that amounts credited to the Participants' Deferral Accounts hereunder are includable in the gross incomes of the Participants or Beneficiaries, the Plan Administrator may in its sole discretion distribute the entire amount credited to the Participants' Deferral Accounts to the Participants or Beneficiaries and cause the termination of future deferrals of Compensation by the Participants.

                                    ARTICLE 6

                               RIGHTS ARE LIMITED

6.1. BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS: UNSECURED GENERAL CREDITOR STATUS OF PARTICIPANT.

        (a) Payment to the Participant or any Beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be part of the general, unrestricted assets of the Corporation; no person shall have any interest in any such asset by virtue of any provision of this Plan. The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation; no such person shall have or acquire any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

        (b) In the event that, in its discretion, the Corporation purchases an insurance policy or policies insuring the life of a Participant, or any member of the Board of Directors of the Corporation, to allow the Corporation to recover or meet the cost of providing benefits in whole or in part, hereunder, no Participant or Beneficiary shall have any rights whatsoever therein or in said policy or the proceeds therefrom. The Corporation shall be the sole owner and beneficiary of any such insurance policy or property and shall possess and may exercise all incidents of ownership therein.

6.2. NO RIGHT TO BOARD MEMBERSHIP. Nothing contained herein shall be construed to give any Participant the right to be continued as a member of the Board of Directors of the Corporation, to modify or affect the terms of his membership on such Board, or to interfere with the right of the shareholders of the Corporation to elect members of such Board. It is expressly understood that this Plan relates only to the payment of deferred compensation for the Participant's services.

6.3. BENEFITS NOT TRANSFERABLE. No Participant or Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all the amounts payable hereunder. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency, or dissolution of marriage. Any such attempted assignment shall be void.

6.4. NO TRUST CREATED. Nothing contained in this Plan, and no action taken pursuant to its provisions by any person shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Corporation and any other person.

                                    ARTICLE 7

                                  BENEFICIARIES

7.1. BENEFICIARY DESIGNATION. The Participant shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit C, a written designation of primary and secondary beneficiaries to whom payment under this Plan shall be made in the event of his or her death prior to complete distribution of the benefits payable. Each Beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Plan Administrator. The Plan Administrator shall have the right, in its sole discretion, to reject any Beneficiary designation, which is not in substantially the form attached hereto as Exhibit C. Any attempt to designate a Beneficiary, otherwise than as provided in this Section 7.1, shall be ineffective.

7.2. SPOUSE'S INTEREST. A Participant's Beneficiary designation shall be deemed automatically revoked if the Participant names a spouse as Beneficiary and the marriage is later dissolved or the spouse dies. Without limiting the generality of the foregoing, the interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant or whose marriage with the Participant has been dissolved shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

7.3. FACILITY OF PAYMENT. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Plan Administrator may, in its discretion, make such distribution (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Plan Administrator, the Corporation and Plan from further liability on account thereof.

                                    ARTICLE 8

                               PLAN ADMINISTRATION

8.1.    RESPONSIBILITY OF ADMINISTRATION OF THE PLAN.

        (a) The Plan Administrator shall be responsible for the management, operation and administration of the Plan. The Plan Administrator may employ others to render advice with regard to its responsibilities under this Plan. It may also allocate its responsibilities to others and may exercise any other powers necessary for the discharge of its duties. The Plan Administrator shall be entitled to rely conclusively upon all tables, valuations, certifications, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Plan Administrator with respect to the Plan.

        (b) The primary responsibility of the Plan Administrator is to administer the Plan for the benefit of the Participants and their beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination shall be conclusive and binding upon all persons and their heirs, executors, beneficiaries, successors and assigns. The Plan Administrator shall have all powers necessary or appropriate to accomplish its duties under the Plan. The Plan Administrator shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including but not limited to, interpretations of this Plan and entitlement to or amount of benefits under this Plan, as may arise in connection with the Plan.

        (c) From and after the occurrence of a Change in Control, the Plan Administrator shall consist of a committee of the individuals who were members of the Corporation's Board of Directors ninety (90) days before the occurrence of the Change in Control, with any vacancy in such committee occurring thereafter being filled with a person or persons selected by the other members of such committee.

8.2. ARBITRATION. Any claim or controversy between the parties which the parties are unable to resolve themselves, including any claim arising out of a Participant's employment or the termination of that employment, and including any claim arising out of, connected with, or related to the formation, interpretation, performance or breach of any provision of this Plan, and any claim or dispute as to whether a claim is subject to arbitration, shall be submitted to and resolved exclusively by expedited arbitration by a single arbitrator in accordance with the following procedures:

        (a) In the event of a claim or controversy subject to this arbitration provision, the complaining party shall promptly send written notice to the other party identifying the matter in dispute and the proposed remedy. Following the giving of such notice, the parties shall meet and attempt in good faith to resolve the matter. In the event the parties are unable to resolve the matter within twenty-one (21) days, the parties shall meet and attempt in good faith to select a single arbitrator acceptable to both parties. If a single arbitrator is not selected by mutual consent within ten (10) business days following the giving of the written notice of dispute, an arbitrator shall be selected from a list of nine persons each of whom shall be an attorney who is either engaged in the active practice of law or a recognized arbitrator and who, in either event, is experienced in serving as an arbitrator in disputes between employers and employees, which list shall be provided by the main Orange County office of the American Arbitration Association ("AAA") or of the Federal Mediation and Conciliation Service. If, within three business days of the parties' receipt of such list, the parties are unable to agree upon an arbitrator from the list, then the parties shall each strike names alternatively from the list, with the first to strike being determined by the flip of a coin. After each party has had four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

        (b) Unless the parties agree otherwise, within sixty (60) days of the selection of the arbitrator, a hearing shall be conducted before such arbitrator at a time and a place in Orange County agreed upon by the parties. In the event the parties are unable to agree upon the time or place of the arbitration, the time and place within Orange County shall be designated by the arbitrator after consultation with the parties. Within thirty (30) days of the conclusion of the arbitration hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator's award.

        (c) In any arbitration hereunder, the Corporation shall pay all administrative fees of the arbitration and all fees of the arbitrator, except that the Participant or Beneficiary may, if he wishes, pay up to one-half of those amounts. Each party shall pay its own attorneys' fees, costs, and expenses, unless the arbitrator orders otherwise. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses, and attorneys' fees. The arbitrator shall have no authority to add to or to modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation. The parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.

        (d) The decision of the arbitrator shall be final, binding, and non-appealable, and may be enforced as a final judgment in any court of competent jurisdiction.

        (e) This arbitration provision of the Plan shall extend to claims against any parent, subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Participant, Beneficiary, or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan.

        (f) Notwithstanding the foregoing, and unless otherwise agreed between the parties, either party may, in an appropriate matter, apply to a court for provisional relief, including a temporary restraining order or preliminary injunction, on the ground that the arbitration award to which the applicant may be entitled may be rendered ineffectual without provisional relief.

        (g) Any arbitration hereunder shall be conducted in accordance with the employee benefit plan claims rules and procedures of the AAA then in effect; provided, however, that, (i) all evidence presented to the arbitrator shall be in strict conformity with the legal rules of evidence, and (ii) in the event of any inconsistency between the employee benefit plan claims rules and procedures of the AAA and the terms of this Plan, the terms of this Plan shall prevail.

        (h) If any of the provisions of this Section 8.2 are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Section 8.2, and this Section 8.2 shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the provisions of this
               Section 8.2 are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

8.3. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States certified mail, postage prepaid, addressed to the addressee's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice consent or demand. Any person may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

                                    ARTICLE 9

                            AMENDMENT OR TERMINATION

        This Plan may be amended or terminated by the Corporation at any time, without notice to or consent of any person, pursuant to resolutions adopted by its Board of Directors. Any such amendment or termination shall take effect as of the date specified therein and, to the extent permitted by law. However, no such amendment or termination shall reduce the amount then credited to the Participant's Deferral Account. If the Plan is terminated, benefits will be distributed in one lump sum.

                                   ARTICLE 10

                                    THE TRUST

10.1. ESTABLISHMENT OF TRUST. The Corporation shall establish a grantor trust, of which the Corporation is the grantor, within the meaning of subpart E, part I, subchapter J, subtitle A of the Code, to pay benefits under this Plan (the "Trust").

10.2. INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participant and the creditors of the Corporation to the assets transferred to the Trust. The Corporation shall at all times remain liable to carry out its obligations under the Plan. The Corporation's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

10.3. CONTRIBUTION TO THE TRUST. Amounts may be contributed by the Corporation to the Trust in the sole discretion of the Corporation.

                                   ARTICLE 11

                                  MISCELLANEOUS

11.1. GOVERNING LAW. The Plan and the rights and obligations of all persons hereunder shall be governed by and construed in accordance with the laws of the State of California, other than its laws regarding choice of law.



11.2. WITHHOLDING. If any payments to be made to Participant or Beneficiaries pursuant to this Plan shall be subject to all federal, state and local income and employment taxes, such taxes may be withheld accordingly by the Corporation from benefits under this Plan or from salary, bonuses or other amounts due to the Participant as determined by the Plan Administrator.

        IN WITNESS WHEREOF, the Corporation has executed this Plan as of the day and year above first written.

                                The "Corporation"

                                WILLIAM LYON HOMES


                                By:  /s/ WADE H. CABLE
                                  ----------------------------------------
                                     Wade H. Cable


                                Title:  President and Chief Operating Officer

                               WILLIAM LYON HOMES
                  OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN
                    PARTICIPANT ENROLLMENT AND ELECTION FORM

                                    EXHIBIT A

        This Agreement is entered into this ____day of ___________, 20___ between WILLIAM LYON HOMES, hereinafter referred to as the "Corporation," and _______________________, hereinafter referred to as the "Participant."

        I acknowledge that as an Outside Director of the Corporation I have been offered an opportunity to participate in the Corporation's Outside Directors Deferred Compensation Plan for the Plan year beginning February 11, 2002. I am electing the alternatives set forth as indicated below:

I.      ELECTION TO DEFER
        (Please check all that apply)

  [ ] I WILL participate in the Corporation's Outside Directors Deferred Compensation Plan for the forthcoming Plan Year and duly authorize the Corporation to make the appropriate deductions from my director's fees.


I hereby elect to defer receipt of my director's fees for the forthcoming Plan Year as set forth below:

  [ ] ____% or $________ of my director's fees to be withdrawn ratably (as nearly as possible) from my director's fees during rest of the year.


  [ ] I will NOT participate in the Corporation's Outside Directors Deferred Compensation Plan for the forthcoming Plan Year.

NOTE:  THIS ELECTION IS IRREVOCABLE FOR THE FORTHCOMING PLAN YEAR.

II.     FIXED PAYMENT DATE BENEFITS ELECTION (PER ARTICLE 5):
        (Please check if you want to elect a fixed payment date)

        [ ]          FIXED PAYMENT DATE BENEFITS.  I hereby elect to have my
               fixed payment date benefits distributed to me in the following manner:

               Date for fixed payments to commence __________________________ (This date may be no earlier than the January 1 of the third calendar year after the calendar year in which this election is made, but may be later than the date you leave the Board.)

        NOTE: THIS ELECTION MAY BE CHANGED TO EXTEND THE PAYMENT DATE TO A LATER DATE SO LONG AS (a) YOU MAKE THE ELECTION TO SO EXTEND THE DATE AT LEAST ONE YEAR BEFORE THE ORIGINAL DATE, AND (b) THE EXTENDED DATE IS NO EARLIER THAN JANUARY 1 OF THE

        THIRD CALENDAR YEAR AFTER YOU MAKE THE ELECTION TO EXTEND. SUCH DATES MAY NOT BE ACCELERATED.

                                   PARTICIPANT


                                   ---------------------------------------
                                   First Name              Last Name

                               WILLIAM LYON HOMES
                  OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN
                           DEEMED INVESTMENT ELECTIONS

                                    EXHIBIT B

This Agreement is entered into this _____ day of ________, 20___ between WILLIAM LYON HOMES, hereinafter referred to as the "Corporation," and ____________________, hereinafter referred to as the "Participant."

Investment Elections

I elect to have my Deferral Account credited with a rate of return based on the following Declared Rate(s). This Investment Election shall supersede any prior election which I have made and shall continue until such time as I make a new Investment Election in accordance with the terms of the Plan. (Investment elections may be changed by a participant once a quarter and each account must have at least a 10% allocation of the Participant's deferral.) Please see accompanying material and prospectus for a detailed explanation of investment options.

---------------------------------------------------------------------------------------------
Investment Options                                              Participant Allocation
---------------------------------------------------------------------------------------------
Hartford 40 Portfolio (Capital Preservation)                    %
---------------------------------------------------------------------------------------------
Hartford 60 Portfolio (Balanced Income)                         %
---------------------------------------------------------------------------------------------
Hartford 80 Portfolio (Balanced Growth)                         %
---------------------------------------------------------------------------------------------
Hartford 100 Portfolio (Growth)                                 %
---------------------------------------------------------------------------------------------
Hartford 120 Portfolio (Aggressive Growth)                      %
---------------------------------------------------------------------------------------------
Bank of America Prime Rate plus 1%, adjusted quarterly          %
---------------------------------------------------------------------------------------------
                                                               TOTAL               100%
                                                                     ------------------------

                                   PARTICIPANT


                                   ---------------------------------------
                                   First Name              Last Name

                               WILLIAM LYON HOMES
                  OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN
                           DESIGNATION OF BENEFICIARY

                                    EXHIBIT C

        TO:  WILLIAM LYON HOMES (hereinafter referred to as the "Corporation"),

In accordance with the rights granted to me in the William Lyon Homes Outside Directors Deferred Compensation Plan, between the Corporation and me, I do hereby designate as Beneficiary thereunder to receive payments thereunder in the event of my death:

        PRIMARY Beneficiary:  _______________________________________
        Relationship:  ______________________________________________

        1ST CONTINGENT Beneficiary:  __________________________________
        Relationship:  ______________________________________________

I further reserve the privilege of changing the Beneficiary herein named at any time or times without the consent of any such beneficiary.

        This designation is made upon the following terms and conditions:

1. The word "Beneficiary" as used herein shall include the plural, Beneficiaries, wherever the Plan permits.

2. For purposes of this Beneficiary Designation, no person shall be deemed to have survived the Participant if that person dies within thirty (30) days of the Participant's death.

3. Beneficiary shall mean the Primary Beneficiary if such Primary Beneficiary survives the Participant by at least thirty (30) days, and shall mean the 1st Contingent Beneficiary if the Primary Beneficiary does not survive the Participant by at least thirty (30) days.

4. If the Primary Beneficiary shall be deceased on any annual payment date provided in said Agreement, any and all remaining annual payments shall be payable to the 1st Contingent Beneficiary unless the executors or administrators of said deceased Beneficiary are named as Primary Beneficiary hereinabove.

5. If more than one Beneficiary is named within the same class (i.e., Primary or 1st Contingent), then annual payments shall be made equally to such Beneficiaries unless otherwise provided hereinabove. If any such Beneficiary dies while receiving annual payments under said Agreement, any and all remaining payments shall continue to be made to the surviving Beneficiaries of such class and to the legal heirs of the deceased Beneficiary, which legal heirs shall receive the amount which was being received by said deceased Beneficiary. If all of the Beneficiaries of a class shall die, any and all remaining payments shall be made to the next class of Beneficiaries, as provided under Paragraph 4 above.

6. If none of the Beneficiaries named hereinabove are living on any said annual payment date, any and all remaining payments shall be made to my executors or administrators, or upon their written request, to any person or persons so designated by them.

7. If any such annual payments shall be payable to any trust, the Corporation shall not be liable to see to the application by the Trustee of any payment hereunder at any time, and may rely upon the sole signature of the Trustee to any receipt, release or waiver, or to any transfer or other instrument to whomsoever made purporting to affect this nomination or any right hereunder.

8. A Participant's Beneficiary designation shall be deemed automatically revoked if the Participant names a spouse as Beneficiary and the marriage is later dissolved or the spouse dies. Without limiting the generality of the foregoing, the interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant or whose marriage with the Participant has been dissolved shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

THIS DESIGNATION CANCELS AND SUPERSEDES ANY DESIGNATION OF BENEFICIARY HERETOFORE MADE BY ME WITH RESPECT TO SAID PLAN AND THE RIGHT TO RECEIVE PAYMENTS THEREUNDER.

Dated: __________________________              _______________________________
                                                Outside Director



I am the spouse of the Participant/Outside Director named above. I have read and understood the foregoing Designation of Beneficiary, and especially paragraph 8 thereof. I understand that the Plan does not permit the assignment of my spouse's benefits to me in the event of the dissolution of my marriage. I also understand that, even if my spouse names me as a Beneficiary, my rights may be impaired in the event of the dissolution of my marriage or my death before my spouse.

Dated: _____________________                   _______________________________
                                               Spouse

Received this ___ day of _____________, 20__   By:____________________________

                      ANNUAL ELECTION TO DEFER COMPENSATION
                                     FOR THE
                      WILLIAM LYON OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN

       NOTE: TO BE EFFECTIVE, THIS ELECTION MUST BE DELIVERED TO THE HUMAN
            RESOURCES DEPARTMENT ON OR BEFORE DECEMBER 20, _______ .

Name of Participant:  ______________________________________________________

Social Security No.:  ___________________________

The undersigned outside director hereby elects as follows:

1. The outside director hereby elects to defer receipt of the following portion of his/her director's fees otherwise payable by the Corporation in _______.

Check appropriate box(es):

[ ] $____________ or percent ______ % of director's fees

{ ] The outside director elects not to defer any director's fees for ________.

2. The outside director requests and authorizes the Corporation to credit the amount(s) so deferred to the outside director's Deferral Account(s) under the Plan.

3. The outside director understands and acknowledges that this Election will be effective only for the following Plan Year. If the outside director wishes to change his/her deferral election in subsequent Plan Years, he/she must deliver a new Election of Deferral form to the Human Resources Department of the Corporation on or before December 20 of the year before the Plan Year when the deferral will be effective.

4. IN WITNESS WHEREOF, this Agreement has been executed by the parties this _______day of ____________, ___.



_____________________________             ____________________________________
Witness                                   Outside Director



                                          WILLIAM LYON HOMES


_____________________________             ____________________________________
Witness                                   Its Duly Authorized Officer

                     DEEMED INVESTMENT ELECTION CHANGE FORM
                                     FOR THE
         WILLIAM LYON HOMES OUTSIDE DIRECTORS DEFERRED COMPENSATION PLAN

                FOR THE PERIOD BEGINNING ______________________

---------------------------------             --------------------------------
Participant's Name                            Social Security Number

---------------------------------
Date Received

Method of Request:
[ ] Phone       [ ] Fax     [ ] E-Mail    [ ] Other:_________________

I hereby request that my current period deferrals and existing account balances be allocated as follows:

(Minimum allocation is 10% - total must equal 100%)

---------------------------------------------------------------------------------------
Investment Options                                              Participant Allocation
---------------------------------------------------------------------------------------
Hartford 40 Portfolio (Capital Preservation)                    %
---------------------------------------------------------------------------------------
Hartford 60 Portfolio (Balanced Income)                         %
---------------------------------------------------------------------------------------
Hartford 80 Portfolio (Balanced Growth)                         %
---------------------------------------------------------------------------------------
Hartford 100 Portfolio (Growth)                                 %
---------------------------------------------------------------------------------------
Hartford 120 Portfolio (Aggressive Growth)                      %
---------------------------------------------------------------------------------------
Bank of America Prime Rate plus 1%, adjusted quarterly          %
---------------------------------------------------------------------------------------

                                                                      TOTAL               100%
                                                                           -------------------

IMPORTANT: The Participant acknowledges that he/she has received information regarding each of the above funds, including a copy of the prospectus. The Participant further acknowledges that the Plan Administrator has discretion as to whether his/her deferrals are actually invested in the funds selected above; the Corporation is not obligated to acquire or hold any of the investments selected above.

AGREED AND ACCEPTED BY THE PARTICIPANT


--------------------------------------------            -----------------------
Signature of Participant                                Date

AGREED AND ACCEPTED BY THE CORPORATION


--------------------------------------------            -----------------------
Signature of Corporation Officer                        Date